UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2024

Nuo Therapeutics, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	000-28443	23-3011702
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8285 El Rio, Suite 190, Houston, Texas 77054
(Address of Principal Executive Offices) (Zip Code)

(346) 396-4770
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Effective June 7, 2024 (the “Effective Date”), Nuo Therapeutics, Inc. (the “Company”) dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. Marcum (and its predecessor firm GBH CPAs PC) had served as the Company’s independent public accountants since September 27, 2017.  The decision to change accountants was made by the Audit Committee of the Board of Directors of the Company.

The reports of Marcum on the audits of the consolidated financial statements of the Company as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that such report contained explanatory paragraphs in respect to uncertainty as to the Company’s ability to continue as a going concern.

During the Company's fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements, or (ii) reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K except the material weaknesses discussed below.
.
In connection with its audit of, and in the issuance of its reports on the Company’s consolidated financial statements for the years ended December 31, 2023 and 2022, Marcum advised and the Company’s management concurred with the following items to be material weaknesses in the effectiveness of the Company’s internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. The Company identified material weaknesses in that it had not hired and did not maintain a sufficient complement of accounting and financial reporting resources, and that the lack of sufficient accounting and financial reporting resources also prevented the Company from maintaining appropriately designed, and monitoring the effectiveness of, internal control over financial reporting.

The Company has provided Marcum a copy of the disclosures in this Form 8-K and has requested that Marcum furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Marcum agrees with the Company's statements in this Item 4.01. A copy of that letter dated June 11, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On the Effective Date, the Company engaged MaloneBailey, LLP (“MB”) as our independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.  During the two most recent fiscal years and the subsequent interim period through the Effective Date, neither the Company nor anyone acting on its behalf has consulted MB with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from Marcum LLP to Securities and Exchange Commission dated June 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Chief Executive and Financial Officer

Date: June 11, 2024